UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 19, 2021

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	GEL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 19, 2021, Genesis Energy, L.P. (“Genesis”), Genesis Energy Finance Corporation (together with Genesis, the “Issuers”) and certain subsidiary guarantors of Genesis entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., as representative of a group of underwriters named in the Underwriting Agreement, in connection with the Issuers’ public offering of senior notes (the “Offering”). The Offering is scheduled to close on April 22, 2021.

The Underwriting Agreement provides for, among other things, the issuance and sale by the Issuers of $250 million in aggregate principal amount of 8.0% senior notes due 2027 (the “Notes”), guaranteed by certain subsidiary guarantors of Genesis (such guarantees, together with the Notes, the “Securities”). The Notes are being offered as additional notes of the same series as the $750,000,000 aggregate principal amount of 8.0% senior notes due 2027 that the Issuers previously issued on December 17, 2020 and will be fungible with such previously issued notes.

The Issuers expect to receive net proceeds from the Offering, after deducting underwriting discounts, commissions, and estimated expenses, of approximately $254.6 million. Genesis intends to use the net proceeds from the Offering for general partnership purposes, including repaying a portion of the revolving borrowings outstanding under our credit facility.

The Underwriting Agreement provides that the obligations of the underwriters to purchase the Notes are subject to receipt of legal opinions by counsel and to other customary conditions. The Issuers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (as amended, the “Securities Act”), or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The Securities have been registered under the Securities Act, pursuant to the Registration Statement on Form S-3 (Registration No. 333-255327), as supplemented by the Prospectus Supplement dated April 19, 2021, relating to the Offering, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

The Underwriting Agreement contains representations, warranties and other provisions that were made only for purposes of the Underwriting Agreement and as of specific dates and were solely for the benefit of the parties thereto. Accordingly, investors and securityholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

This summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Affiliates of certain of the underwriters are lenders under our credit facility, and as such may be entitled to be repaid with the net proceeds of the Offering that are used to repay a portion of the revolving borrowings outstanding under our credit facility and may receive their pro rata portion of such repayment.

Item 7.01	Regulation FD Disclosure.

On April 19, 2021, Genesis issued a press release announcing the commencement of the Offering of the Securities. On April 20, 2021, Genesis issued a press release announcing the pricing of the Notes. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and the press releases are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and the Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

Genesis is filing exhibits 4.1, 4.2, 5.1, 5.2, 5.3, 23.1, 23.2 and 23.3 in Item 9.01 of this Current Report on Form 8-K in connection with the offering of the Securities. The Securities have been registered under the Securities Act pursuant to Genesis’ effective Registration Statement on Form S-3 (Registration No. 333-255327), as supplemented by the Prospectus Supplement dated April 19, 2021, relating to the offering of the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Underwriting Agreement dated April 19, 2021 among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein, and BofA Securities, Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and the Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

4.2	Fifteenth Supplemental Indenture, dated as of December 17, 2020, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and the Trustee (incorporated by reference from Exhibit 4.2 to the Current Report on Form 8-K filed on December 17, 2020, File No. 001-12295).

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the specified Securities.

5.2	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

5.3	Opinion of Law Office of John Foster Tyra, PC, concerning certain matters of Alabama law.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.2).

23.3	Consent of Law Office of John Foster Tyra, PC (included in Exhibit 5.3).

99.1	Press release of Genesis Energy, L.P. dated April 19, 2021.

99.2	Press release of Genesis Energy, L.P. dated April 20, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P.
(A Delaware Limited Partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: April 22, 2021	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer